GABELLI INVESTOR FUNDS, INC.

The Gabelli ABC Fund

Supplement dated July 18, 2024

To

Summary Prospectus dated April 29, 2024

This supplement amends certain information in the Summary Prospectus (the “Summary Prospectus”), dated April 29, 2024, of The Gabelli ABC Fund (the “Fund”). Unless otherwise indicated, all other information included in the Summary Prospectus, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Summary Prospectus.

Purchase of Fund Shares

Effective July 1, 2024, the minimum investment for Class AAA and Advisor Class shares is $1,000. To reflect this change, the first sentence in the section entitled “Purchase and Sale of Fund Shares” is revised as follows:

The minimum initial investment for Class AAA and Advisor Class shares is $1,000.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE